<SEQUENCE>4
<FILENAME>exh4-1stockcert1_eci.txt

                                                                    Exhibit 4.1


{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{
}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}
}{               NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT           }{
}{                 INCORPORATED UNDER THE LAWS OF THE STATE OF              }{
}{                                                                          }{
}{                                   Nevada                                 }{
}{                                                                          }{
}{    NUMBER                                                      SHARES    }{
}{                                                                          }{
}{                                                                          }{
}{ }{}{}{}{}{}{  }{}{}{}{}{}{}{}{}{}{}{}{}{}{}{}{}{}{}{}{}{}{  }{}{}{}{}{}{ }{
}{               }{                                        }{               }{
}{               }{ E M I S S I O N  C O N T R O L  I N C. }{               }{
}{               }{                                        }{               }{
}{               }{}{}{}{}{}{}{}{}{}{}{}{}{}{}{}{}{}{}{}{}{}{               }{
}{                                                             CUSIP NO.    }{
}{                                                            291348 10 0   }{
}{                                                                          }{
}{                 AUTHORIZED COMMON STOCK: 70,000,000 SHARES               }{
}{                               PAR VALUE $.001                            }{
}{                                                                          }{
}{                                                                          }{
}{     This Certifies that                                                  }{
}{                                                                          }{
}{                                                                          }{
}{     Is The Record Holder Of                                              }{
}{                                                                          }{
}{                 Shares of EMISSION CONTROL INC. Common Stock             }{
}{     transferable on the books of the Corporation in person or by duly    }{
}{     authorized attorney upon surrender of this Certificate properly      }{
}{     endorsed. This certificate is not valid until countersigned by the   }{
}{     Transfer Agent and registered by the Registrar.                      }{
}{                                                                          }{
}{       Witness the facsimile deal of the Corporation and the facsimile    }{
}{                signatures of its duly authorized officers.               }{
}{                                                                          }{
}{     Dated                                                                }{
}{                                                                          }{
}{                                                                          }{
}{                                    ooooo                                 }{
}{  ___________________________      ooooooo   ___________________________  }{
}{                    SECRETARY     ooooOoooo                    PRESIDENT  }{
{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{ooooooo{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{{
}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}ooooo}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}}

                             COUNTERSIGNED AND REGISTERED ___________________